3Q 2024 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

Risk Factors.......................................................................................................................................................................	18

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS		Q3-2024	Q2-2024	Q1-2024	Q4-2023	Q3-2023
Shale Sales Volumes (Bcf)		110.8	111.7	119.4	123.9	121.1
CBM Sales Volumes (Bcf)		10.0	9.7	9.5	9.9	10.2
Other Sales Volumes (Bcf)		0.1	0.1	0.1	0.1	—

LIQUIDS*
NGLs Sales Volumes (Bcfe)		13.2	12.4	11.2	12.8	11.9
Oil and Condensate Sales Volumes (Bcfe)		0.4	0.1	0.2	0.2	0.2

TOTAL (Bcfe)		134.5	134.0	140.4	146.9	143.4

Average Daily Production (MMcfe)		1,461.8	1,472.5	1,542.4	1,596.9	1,559.0

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q3 2024 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA	Marcellus	-	6	5	18,820	-
	Utica	-	-	-	-	-

CPA	Marcellus	-	-	-	-	-
	Utica	3	-	1	8,790	1

Total		3	6	6		1

(1) Measured in lateral feet from perforation to perforation.

NATURAL GAS HEDGE VOLUMES AND PRICING(1)

	Q4 2024	2024	2025	2026	2027	2028
NYMEX Hedges
Volumes (Bcf)	82.6	311.1	282.1	244.1	111.7	6.9
Average Prices ($/Mcf)	$3.15	$3.13	$3.35	$3.34	$4.25	$4.27

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	32.3	120.9	128.8	91.5	129.6	-
Average Prices ($/Mcf)	$2.49	$2.45	$2.32	$2.66	$3.32	-
Total Volumes Hedged (Bcf)(2)	114.9	432.0	410.9	335.6	241.3	6.9

NYMEX + Basis (fully-covered volumes)(3)
Volumes (Bcf)	111.6	432.0	394.6	335.6	241.3	6.9
Average Prices ($/Mcf)	$2.55	$2.55	$2.55	$2.55	$3.27	$3.21

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	3.3	-	16.3	-	-	-
Average Prices ($/Mcf)	$3.15	-	$3.35	-	-	-
Total Volumes Hedged (Bcf)(2)	114.9	432.0	410.9	335.6	241.3	6.9

Estimated Conversion Factor(4)	1.074	1.081	1.077	1.081	1.070	1.067

(1) Hedge positions as of 10/4/2024.
(2) Excludes basis hedges in excess of NYMEX hedges of 1.2 Bcf, 9.0 Bcf, 7.6 Bcf, and 12.0 Bcf for 2024, 2026, 2027, and 2028, respectively.
(3) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(4) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

HEDGING GAIN/LOSS PROJECTIONS
	Q4 2024				CY2024				CY2025

	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted
($/MMBtu)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market	Gain/(Loss)(2) ($ in 000s)
NYMEX	88,710	$2.93	$2.91	$1,332	336,440	$2.89	$2.30	$196,608	303,913	$3.11	$3.40	($88,613)

Index	31,760	$2.34	$2.18	$4,920	118,250	$2.27	$1.70	$68,288	137,788	$2.15	$2.65	($68,329)

Basis:
Eastern Gas-South (DOM)	18,400	($0.58)	($0.85)	$4,895	73,200	($0.58)	($0.68)	$7,337	93,075	($0.70)	($0.86)	$14,972
TCO Pool (TCO)	7,900	($0.56)	($0.70)	$1,107	32,335	($0.57)	($0.55)	($751)	7,300	($0.87)	($0.66)	($1,505)
Michcon (NMC)	7,670	($0.31)	($0.40)	$717	23,200	($0.25)	($0.34)	$2,273	29,200	($0.24)	($0.37)	$3,797
TETCO M2 (BM2)	37,720	($0.61)	($0.83)	$8,093	150,060	($0.61)	($0.67)	$8,952	114,975	($0.91)	($0.79)	($12,861)
Transco Zone 5 South (DKR)	-	-	$0.16	-	2,275	$1.23	$0.87	($2,468)	5,475	$1.12	$0.51	$3,353
Total Financial Basis Hedges	71,690			$14,812	281,070			$15,343	250,025			$7,756

Total Projected Realized Gain (Loss)				$21,064				$280,239				($149,186)

Note: Forward market prices, hedged volumes, and hedge prices are as of 10/4/2024. Anticipated hedging activity is not included in projections.
(1) January 2024 through October 2024 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023
Realized Gain	$95	$110	$55	$43	$102
Unrealized (Loss) Gain	($6)	($96)	($47)	$533	($54)
Gain on Commodity Derivative Instruments	$89	$14	$8	$576	$48

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income:	Q3-2024	Q2-2024	Q1-2024	Q4-2023	Q3-2023
Natural Gas, NGL and Oil Revenue	$259,459	$236,233	$325,972	$334,394	$255,124
Gain on Commodity Derivative Instruments	88,964	14,095	7,528	576,210	47,803
Purchased Gas Revenue	27,306	11,029	14,277	16,916	11,135
Other Revenue and Operating Income	48,484	60,086	36,776	41,245	36,444
Total Revenue and Other Operating Income	424,213	321,443	384,553	968,765	350,506
Costs and Expenses:
Operating Expense
Lease Operating Expense	17,253	17,819	17,726	17,194	16,573
Transportation, Gathering and Compression	96,274	91,709	96,651	100,146	95,820
Production, Ad Valorem, and Other Fees	6,646	6,638	7,624	4,755	8,131
Depreciation, Depletion and Amortization	121,227	117,541	118,650	112,827	111,855
Exploration and Production Related Other Costs	1,935	2,364	2,312	2,016	1,600
Purchased Gas Costs	26,594	10,371	13,584	16,089	10,694
Selling, General, and Administrative Costs	32,498	32,025	37,671	29,538	29,213
Other Operating Expense	16,462	21,077	24,633	17,368	26,057
Total Operating Expense	318,889	299,544	318,851	299,933	299,943
Other Expense
Other (Income) Expense	(4,590)	(676)	(5,399)	3,876	1,454
(Gain) Loss on Asset Sales and Abandonments, net	(10,570)	(814)	20,296	(11,380)	(5,524)
(Gain) Loss on Debt Extinguishment	—	(2)	7,045	—	—
Interest Expense	37,923	38,634	37,441	37,331	35,391
Total Other Expense	22,763	37,142	59,383	29,827	31,321
Total Costs and Expenses	341,652	336,686	378,234	329,760	331,264
Earnings (Loss) Before Income Tax	82,561	(15,243)	6,319	639,005	19,242
Income Tax Expense (Benefit)	17,021	3,018	(532)	125,020	(2,139)
Net Income (Loss)	$65,540	$(18,261)	$6,851	$513,985	$21,381

Earnings (Loss) per Share
Basic	$0.44	$(0.12)	$0.04	$3.28	$0.13
Diluted	$0.37	$(0.12)	$0.04	$2.76	$0.12

Weighted-Average Shares Outstanding	Q3-2024	Q2-2024	Q1-2024	Q4-2023	Q3-2023
Weighted-Average Shares of Common Stock Outstanding	150,342,177	152,608,500	153,364,652	156,812,941	160,703,884
Effect of Diluted Shares*^	28,771,284	—	2,787,069	29,895,586	29,970,614
Weighted-Average Diluted Shares of Common Stock Outstanding	179,113,461	152,608,500	156,151,721	186,708,527	190,674,498

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards and the potential share settlement impact related to CNX's Convertible Notes are antidilutive.

^The Convertible Notes were not included in the computation of diluted income per share in the three months ended March 31, 2024 as the effect of including these shares in the calculation would have been anti-dilutive (See Note 2 - Earnings Per Share in the Notes to the Unaudited Consolidated Financial Statements in Item 1 of CNX’s quarterly report on Form 10-Q for the period ended March 31, 2024).

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	30-Sep-24	30-Jun-24	31-Mar-24	31-Dec-23	30-Sep-23
ASSETS
Current Assets:
Cash and Cash Equivalents	$1,310	$3,923	$1,988	$443	$8,653
Accounts and Notes Receivable
Trade, net	101,788	108,091	91,093	116,119	75,854
Other Receivables, net	50,597	38,404	43,604	17,872	15,501
Supplies Inventories	12,965	14,505	14,368	19,846	20,007
Derivative Instruments	147,020	186,429	290,171	252,524	166,486
Prepaid Expenses	19,259	17,195	19,218	14,984	14,091
Total Current Assets	332,939	368,547	460,442	421,788	300,592
Property, Plant and Equipment:
Property, Plant and Equipment	12,907,324	12,799,473	12,662,876	12,537,118	12,399,820
Less—Accumulated Depreciation, Depletion and Amortization	5,533,957	5,415,933	5,301,316	5,194,485	5,091,172
Total Property, Plant and Equipment—Net	7,373,367	7,383,540	7,361,560	7,342,633	7,308,648
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	103,692	112,414	125,821	139,466	152,914
Derivative Instruments	228,883	241,384	223,941	280,530	287,029
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	65,524	67,162	68,800	70,438	72,076
Other Non-Current Assets	110,330	106,593	92,764	48,488	48,064
Total Other Non-Current Assets	831,743	850,867	834,640	862,236	883,397
TOTAL ASSETS	$8,538,049	$8,602,954	$8,656,642	$8,626,657	$8,492,637
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$120,125	$126,192	$163,016	$147,361	$185,951
Derivative Instruments	185,795	156,541	117,400	61,102	215,803
Current Portion of Finance Lease Obligations	2,576	2,534	1,897	1,862	1,792
Current Portion of Long-Term Debt	327,236	326,710	326,187	325,668	325,152
Current Portion of Operating Lease Obligations	49,033	51,329	51,986	53,791	55,448
Other Accrued Liabilities	207,972	230,047	213,616	233,214	206,872
Total Current Liabilities	892,737	893,353	874,102	822,998	991,018
Non-Current Liabilities:
Long-Term Debt	1,957,655	1,955,433	1,942,508	1,888,706	1,843,780
Finance Lease Obligations	10,270	10,710	5,419	5,500	5,384
Operating Lease Obligations	57,493	64,777	77,162	89,531	101,663
Derivative Instruments	369,569	451,743	475,589	526,554	806,291
Deferred Income Taxes	745,735	728,297	724,643	729,454	604,750
Asset Retirement Obligations	104,921	105,321	105,527	105,315	83,793
Other Non-Current Liabilities	142,954	142,675	142,372	97,582	98,644
Total Non-Current Liabilities	3,388,597	3,458,956	3,473,220	3,442,642	3,544,305
TOTAL LIABILITIES	4,281,334	4,352,309	4,347,322	4,265,640	4,535,323
Stockholders' Equity:
Common Stock	1,494	1,516	1,534	1,548	1,600
Capital in Excess of Par Value	2,348,061	2,363,053	2,373,114	2,384,910	2,423,875
Preferred Stock	—	—	—	—	—
Retained Earnings	1,914,218	1,893,215	1,941,892	1,981,860	1,538,136
Accumulated Other Comprehensive Loss	(7,058)	(7,139)	(7,220)	(7,301)	(6,297)
TOTAL STOCKHOLDERS' EQUITY	4,256,715	4,250,645	4,309,320	4,361,017	3,957,314
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$8,538,049	$8,602,954	$8,656,642	$8,626,657	$8,492,637

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q3-2024	Q2-2024	Q1-2024	Q4-2023	Q3-2023
Net Income (Loss)	$65,540	($18,261)	$6,851	513,985	$21,381
Depreciation, Depletion and Amortization	121,227	117,541	118,650	112,827	111,855
Amortization of Deferred Financing Costs	2,612	3,711	2,399	2,332	2,329
Stock-Based Compensation	4,192	4,179	7,374	4,186	2,870
(Gain) Loss on Asset Sales and Abandonments, net	(10,570)	(814)	20,296	(11,380)	(5,524)
(Gain) Loss on Debt Extinguishment	—	(2)	7,045	—	—
Gain on Commodity Derivative Instruments	(88,964)	(14,095)	(7,528)	(576,210)	(47,803)
(Gain) Loss on Other Derivative Instruments	—	(112)	1,211	1,231	1,094
Net Cash Received in Settlement of Commodity Derivative Instruments	87,955	115,799	30,593	61,003	94,569
Deferred Income Taxes	17,408	3,624	(4,841)	125,043	(4,410)
Other	494	457	50	(1,273)	754
Changes in Operating Assets:
Accounts and Notes Receivable	(1,963)	(13,226)	(821)	(40,500)	17,468
Supplies Inventories	1,539	(137)	5,478	161	6,464
Prepaid Expenses	(2,064)	2,023	(4,234)	(893)	413
Changes in Other Assets	(789)	(180)	(45,367)	(192)	(78)
Changes in Operating Liabilities:
Accounts Payable	(2,864)	(24,850)	23,066	(54,107)	35,021
Accrued Interest	(18,010)	17,488	(14,603)	16,770	(27,777)
Other Operating Liabilities	(5,934)	(1,740)	(5,401)	10,666	(2,356)
Changes in Other Liabilities	342	361	44,847	(2,517)	(277)
Net Cash Provided by Operating Activities	170,151	191,766	185,065	161,132	205,993

Cash Flows from Investing Activities:
Capital Expenditures	(114,737)	(151,916)	(168,184)	(107,749)	(205,642)
Proceeds from Asset Sales	8,141	7,487	8,524	8,090	19,128
Investments in Equity Affiliates	(3,452)	(110)	—	—	—
Net Cash Used in Investing Activities	(110,048)	(144,539)	(159,660)	(99,659)	(186,514)

Cash Flows from Financing Activities:
Payments on Long-Term Notes	—	—	(356,504)	—	—
Proceeds from CNXM Revolving Credit Facility Borrowings	70,750	50,600	72,200	118,725	81,550
Repayments of CNXM Revolving Credit Facility Borrowings	(90,750)	(95,300)	(86,000)	(101,625)	(93,000)
Proceeds from CNX Revolving Credit Facility Borrowings	306,000	292,300	341,400	402,050	279,000
Repayments of CNX Revolving Credit Facility Borrowings	(284,750)	(235,300)	(318,450)	(375,000)	(254,000)
Proceeds from Issuance of CNX Senior Notes	—	—	395,000	—	—
Payments on Other Debt	(639)	(597)	(487)	(493)	(425)
Proceeds from Issuance of Common Stock	170	929	109	106	915
Shares Withheld for Taxes	(303)	(48)	(17,830)	(20)	(96)
Purchases of Common Stock	(62,996)	(44,381)	(51,821)	(113,426)	(47,535)
Debt Issuance and Financing Fees	(198)	(13,495)	(1,477)	—	—
Net Cash Used in Financing Activities	(62,716)	(45,292)	(23,860)	(69,683)	(33,591)
Net (Decrease) Increase in Cash and Cash Equivalents	(2,613)	1,935	1,545	(8,210)	(14,112)
Cash and Cash Equivalents at Beginning of Period	3,923	1,988	443	8,653	22,765
Cash and Cash Equivalents at End of Period	$1,310	$3,923	$1,988	$443	$8,653

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2024E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	10%	($0.49)
ETNG Mainline	3%	$0.60
TCO Pool	29%	($0.50)
TETCO ELA & WLA	5%	($0.15)
TETCO M3	1%	($0.01)
TETCO M2	29%	($0.63)
Michcon	10%	($0.48)
Physical basis sales	13%	($0.27)
Weighted Average Basis	100%	($0.45)

NYMEX		$2.30
Weighted Average Basis (Not considering hedging)		($0.45)
Realized Price (per MMBtu)		$1.85
Conversion Factor (MMBtu/Mcf)		1.081
Realized Price Before Financial Hedging (per Mcf)		$2.00

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Reflects actual realized basis for nine months ended September 30; October - December forward market basis prices as of 10/4/2024.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q3-2024	Q2-2024	Q1-2024	Q4-2023	Q3-2023
Average Sales Price - Natural Gas	$1.73	$1.60	$2.17	$2.16	$1.64
Average Gain on Natural Gas Commodity Derivative Instruments - Cash Settlement	$0.78	$0.91	$0.42	$0.32	$0.77
Average Sales Price - Oil and Condensate*	$10.31	$11.00	$10.68	$10.77	$11.21
Average Sales Price - NGLs*	$3.50	$3.28	$3.99	$3.33	$3.19

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.63	$2.58	$2.71	$2.57	$2.49

Lease Operating Expense (LOE)	$0.13	$0.13	$0.13	$0.12	$0.12
Production, Ad Valorem, and Other Fees	$0.05	$0.05	$0.06	$0.03	$0.06
Transportation, Gathering and Compression	$0.72	$0.68	$0.69	$0.68	$0.67
Depreciation, Depletion and Amortization (DD&A)	$0.86	$0.85	$0.81	$0.75	$0.75
Total Natural Gas, NGL and Oil Production Costs	$1.76	$1.71	$1.69	$1.58	$1.60

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.90	$0.86	$0.88	$0.83	$0.85
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$1.73	$1.72	$1.83	$1.74	$1.64

Fully Burdened Cash Costs, before DD&A(1)	$1.11	$1.03	$1.20	$1.09	$1.17
Fully Burdened Cash Margin, before DD&A	$1.52	$1.55	$1.51	$1.48	$1.32

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash expense (income), other revenue and operating income, and cash interest expense. Q3 2024, Q2, 2024, Q1 2024, Q4 2023, Q3 2023 total fully burdened cash costs exclude a (gain)/loss on asset sales of ($0.08) per Mcfe, $0.01 per Mcfe, $0.15 per Mcfe, $0.08 per Mcfe and ($0.04) per Mcfe, respectively. Q3 2024, Q2 2024, Q1 2024, Q4 2023 and Q3 2023 exclude unrealized losses on interest rate swaps and noncash amortization of $0.02 per Mcfe,$0.03 per Mcfe, $0.03 per Mcfe, $0.02 per Mcfe and $0.02 per Mcfe, respectively. Q3 2024, Q2 2024, Q1 2024, Q4 2023 and Q3 2023 exclude loss on debt extinguishment and inventory adjustments of $0.01 per Mcfe, $0.00 per Mcfe, $0.06 per Mcfe, $0.00 per Mcfe and $0.02 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q3-2024	Q2-2024	Q1-2024	Q4-2023	Q3-2023
NYMEX Natural Gas ($/MMBtu)	$2.16	$1.89	$2.24	$2.88	$2.55
Average Differential	(0.56)	(0.41)	(0.25)	(0.89)	(1.04)
BTU Conversion (MMBtu/Mcf)*	0.13	0.12	0.18	0.17	0.13
Gain on Commodity Derivative Instruments-Cash Settlement	0.78	0.91	0.42	0.31	0.77
Realized Natural Gas Price per Mcf	$2.51	$2.51	$2.59	$2.47	$2.41
*Conversion factor	1.09	1.08	1.09	1.09	1.08

GUIDANCE
	Previous(1)			Updated
($ in millions)	2024E			2024E
	Low		High	Low		High
Production Volumes (Bcfe)	545	-	555	545	-	555
% Liquids	~8%	‘-	~9%	~8%	‘-	~9%
% of Natural Gas Hedged	86%			86%

Prices on Open Volumes(2)
Natural Gas NYMEX ($/MMBtu)	$2.37			$2.30
Natural Gas Differential ($/MMBtu)	($0.51)			($0.45)
NGL Realized Price ($/Bbl)	~$22.50			~$22.50

($ in millions)
Adjusted EBITDAX(3)	$950	-	$1,050	$975	-	$1,025

Capital Expenditures
Drilling & Completions (D&C)	$380	-	$400	$390	-	$395
Non-D&C	$140	-	$165	$130	-	$145
Discretionary Capital	$5	-	$10	$5	-	$10
Total Capital Expenditures	$525	-	$575	$525	-	$550

($ in millions)
Free Cash Flow (FCF)(3)	~$300			~$300
FCF Per Share(3)(4)	~$1.98			~$2.01

(1) Previous 2024 guidance as of 7/25/2024.
(2) Forward market prices for updated 2024 guidance as of 10/4/2024.
(3) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF guidance includes approximately $30 million in expected asset sales in 2024.
(4) Previous guidance for 2024 FCF per share based on shares outstanding of 151,226,872, as of 7/12/2024. Updated guidance for 2024 FCF per share based on shares outstanding of 149,271,235, as of 10/9/2024.

2024E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	15	17,200
	Utica	-	-

CPA	Marcellus	-	-
	Utica	3	11,700

Total		18

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income (Loss) is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash and cash equivalents. Adjusted Net Debt is defined as total long-term debt plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales and investments in equity affiliates.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted net debt, adjusted TTM EBITDAX and FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2023 Annual Report on Form 10-K as filed with the SEC on February 8, 2024). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q3-2024	Q2-2024	Q1-2024	Q4-2023	Q3-2023
Total Revenue and Other Operating Income	$424	$321	$384	$969	$350
Add (Deduct):
Purchased Gas Revenue	(27)	(11)	(14)	(18)	(11)
Unrealized Loss (Gain) on Commodity Derivative Instruments	6	96	47	(533)	54
Other Revenue and Operating Income	(49)	(60)	(36)	(42)	(36)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$354	$346	$381	$376	$357

Total Operating Expense	$319	$299	$319	$300	$300
Add (Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(4)	(4)	(5)	(3)	(4)
Exploration and Production Related Other Costs	(2)	(2)	(2)	(2)	(2)
Purchased Gas Costs	(27)	(10)	(13)	(17)	(10)
Selling, General and Administrative Costs	(33)	(32)	(38)	(29)	(29)
Other Operating Expense	(16)	(21)	(24)	(18)	(26)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$237	$230	$237	$231	$229
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q3-2024	Q2-2024	Q1-2024	Q4-2023	Q3-2023
Net Income (Loss)	$66	($18)	$7	$514	$21
Interest Expense	37	39	37	37	35
Income Tax Expense (Benefit)	17	3	—	125	(2)
Earnings Before Interest & Taxes (EBIT)	120	24	44	676	54
Depreciation, Depletion & Amortization	121	117	119	113	112
Exploration Expense	2	2	2	2	2
Earnings Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$243	$143	$165	$791	$168
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	6	96	47	(533)	54
Loss on Non-Core Asset Sale	—	—	26	—	3
Stock-Based Compensation	4	4	7	4	3
Loss on Debt Extinguishment	—	—	7	—	—
Virginia Flood Expense	—	(1)	—	—	—
Total Pre-tax Adjustments	10	99	87	(529)	60
Adjusted EBITDAX	$253	$242	$252	$262	$228

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q3-2024	Q2-2024	Q1-2024	Q4-2023	Q3-2023
Net Income (Loss) from EBITDAX Reconciliation	$66	($18)	$7	$514	$21
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	10	99	87	(529)	60
Tax Effect of Adjustments	(3)	(26)	(23)	139	(15)
Adjusted Net Income	$73	$55	$71	$124	$66

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income after adjusting for unrealized loss (gain) on commodity derivative instruments.

(Dollars in millions)	Q3-2024	Q2-2024	Q1-2024	Q4-2023	Q3-2023
Total Revenue and Other Operating Income	$424	$321	$384	$969	$350

Net Income (Loss)	$66	($18)	$7	$514	$21
Interest Expense	37	39	37	37	35
Income Tax Expense (Benefit)	17	3	—	125	(2)
Earnings Before Interest & Taxes (EBIT)	120	24	44	676	54
Depreciation, Depletion & Amortization	121	117	119	113	112
Earnings Before Interest, Taxes, DD&A (EBITDA)	$241	$141	$163	$789	$166
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$6	$96	$47	($533)	$54
Total Adjustments	$6	$96	$47	($533)	$54

Total Revenue and Other Operating Income Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$430	$417	$431	$436	$404
Adjusted EBIT	$126	$120	$91	$143	$108
Operating Margin	29%	29%	21%	33%	27%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue and Other Operating Income after adjusting for unrealized loss (gain) on commodity derivative instruments, stock based compensation and the other discrete items listed below.

(Dollars in millions)	Q3-2024	Q2-2024	Q1-2024	Q4-2023	Q3-2023
Total Revenue and Other Operating Income	$424	$321	$384	$969	$350

Net Income (Loss)	$66	($18)	$7	$514	$21
Interest Expense	37	39	37	37	35
Income Tax Expense (Benefit)	17	3	—	125	(2)
Earnings Before Interest & Taxes (EBIT)	120	24	44	676	54
Depreciation, Depletion & Amortization	121	117	119	113	112
Earnings Before Interest, Taxes, DD&A (EBITDA)	$241	$141	$163	$789	$166
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$6	$96	$47	($533)	$54
Loss on Non-Core Asset Sale	—	—	26	—	3
Stock-Based Compensation	4	4	7	4	3
Virginia Flood Expense	—	(1)	—	—	—
Loss on Debt Extinguishment	—	—	7	—	—
Total Adjustments	$10	$99	$87	($529)	$60

Total Revenue and Other Operating Income Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$430	$417	$431	$436	$404
Adjusted EBITDA	$251	$240	$250	$260	$226
Cash Operating Margin	58%	58%	58%	60%	56%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

Net Debt: Total long-term debt minus cash and cash equivalents.
Adjusted Net Debt: Total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents.

(Dollars in millions)
Net Debt	30-Sep-24	30-Jun-24	31-Mar-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,285	$2,282	$2,269	$2,214	$2,206	$2,214	$2,424	$2,600
Less: Cash and Cash Equivalents	1	4	2	—	21	4	22	156
Net Debt	$2,284	$2,278	$2,267	$2,214	$2,185	$2,210	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Adjusted Net Debt	30-Sep-24	30-Jun-24	31-Mar-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,285	$2,282	$2,269	$2,214	$2,206	$2,214	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	—	—	—	82	98	101
Less: Cash and Cash Equivalents	1	4	2	—	21	4	22	156
Adjusted Net Debt	$2,284	$2,278	$2,267	$2,214	$2,185	$2,292	$2,500	$2,545
(1) Includes current portion
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 12 - Long-Term Debt in the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX’s December 31, 2023 Form 10-K for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	31-Dec-23	31-Mar-24	30-Jun-24	30-Sep-24	30-Sep-24
Net Income (Loss)	$514	$7	($18)	$66	$569
Interest Expense	37	37	39	37	150
Income Tax Expense	125	—	3	17	145
Earnings Before Interest & Taxes (EBIT)	676	44	24	120	864
Depreciation, Depletion & Amortization	113	119	117	121	470
Exploration Expense	2	2	2	2	8
Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	791	165	143	243	1,342
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(533)	47	96	6	(384)
Loss on Non-Core Asset Sale	—	26	—	—	26
Stock Based Compensation	4	7	4	4	19
Loss on Debt Extinguishment	—	7	—	—	7
Virginia Flood Expense	—	—	(1)	—	(1)
Total Pre-tax Adjustments	(529)	87	99	10	(333)
Adjusted EBITDAX TTM	$262	$252	$242	$253	$1,009

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales and investments in equity affiliates.

2024 Free Cash Flow
(Dollars in millions)	Q3-2024	Q2-2024	Q1-2024
Net Cash Provided by Operating Activities	$170	$192	$185
Capital Expenditures	(115)	(152)	(168)
Proceeds from Asset Sales	8	7	8
Investments in Equity Affiliates	(3)	—	—
Free Cash Flow	$60	$47	$25

2023 Free Cash Flow
(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023
Net Cash Provided by Operating Activities	$161	$206	$199	$248	$814
Capital Expenditures	(107)	(206)	(196)	(170)	(679)
Proceeds from Asset Sales	8	19	132	11	170
Free Cash Flow	$62	$19	$135	$89	$305

2022 Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Proceeds from Asset Sales	7	4	7	20	38
Free Cash Flow	$276	$135	$62	$234	$707

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions “Cautionary Statement Regarding Forward-looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (SEC), as supplemented by our quarterly reports on Form 10-Q filed in 2024, and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; local, regional and national economic conditions and the impact they may have on our customers; events beyond our control, including a global or domestic health crisis or global instability; our operations and national and global economic conditions, generally; conditions in the oil and gas industry; the financial condition of our customers; any nonperformance by customers of their contractual obligations; changes in customer, employee or supplier relationships; ability to quality for environmental attribute credits and the volatility of environmental attribute markets; and changes in safety, health, environmental and other regulations.